Note 7 - Investment in Affiliate	12 Months Ended
Jan. 31, 2012
Investments in and Advances to Affiliates, Schedule of Investments [Text Block]
Note 7 - Investment in Affiliate

As part of the acquisition of Porthus, we acquired 44.4% of the outstanding shares of privately-held Desk Solutions NV (“Desk Solutions”). The investment in Desk Solutions has been accounted for under the equity method in accordance with ASC Topic 323, “Investments – Equity Method and Joint Ventures” (“ASC Topic 323”). Loss from Desk Solutions of $19,000 for the year ended January 31, 2011 is included in investment income in the consolidated statements of operations for 2011. This investment was sold in the second quarter of 2011 for proceeds of $487,000. A gain on the sale of this investment of $20,000 is included in investment income for the year ended January 31, 2011 in the consolidated statements of operations for 2011.